Exhibit 10.27

Execution Version

Dated 23 November 2018

IMPORT IT CORP.

as Chargor

and

TAIPEI FUBON COMMERCIAL BANK CO., LTD.

HONG KONG BRANCH

as Chargee

CHARGE OVER BANK ACCOUNT

Table of Contents

1	Definitions and interpretation	1

2	Covenant to pay	6

3	Charges and Assignments	6

4	Set-off	7

5	Restrictions	7

6	Perfection	7

7	Enforcement	8

8	Application of proceeds	12

9	Representations and warranties	13

10	Bank Accounts	15

11	General undertakings	16

12	Duration of the security	17

13	Expenses, liability and indemnity	18

14	Payments	18

15	Remedies	19

16	Power of attorney	19

17	Notices	20

18	Counterparts	20

19	Law and jurisdiction	20

20	Other matters	21

Schedule 1 Initial administrative details of the parties		23

Schedule 2 Bank accounts		24

Schedule 3 Permitted Security		25

Schedule 4 Notice and acknowledgement of charge		26

Schedule 5 Powers of Chargee and Receiver		28

EXECUTION PAGE		30

CHARGE OVER BANK ACCOUNT

Date:		23 November 2018

PARTIES

(1) Chargor	:	IMPORT IT CORP., a company incorporated under the laws of the British Virgin Islands whose registered office is situated at Intershore Consult (BVI) Limited of Intershore Chamber, Wickham Cay 1, P.O. Box 4342, Road Town, Tortola, British Virgin Islands

(2) Chargee	:	TAIPEI FUBON COMMERCIAL BANK CO., LTD, whose principal place of business in Hong Kong is situated at 16/F, K11 Atelier, Victoria Dockside, 18 Salisbury Road, Tsim Sha Tsui, Kowloon, Hong Kong

IT IS AGREED as follows:

(A)

By a facility letter (“Facility Agreement”) dated 18 October 2018 issued by the Chargee to the Chargor and ECMOHO (Hong Kong) Limited (collectively “the Borrowers”) and duly executed by them, the Chargee agreed to provide to the Borrowers revolving credit facility to the extent of USD25,000,000.00.

(B)

It is a condition (amongst others) of the Facility Agreement that a charge of the Bank Account (as hereinafter defined) be provided by the Chargor in favour of the Chargee as security for Secured Indebtedness (as hereinafter defined).

INTERPRETATION

1	Definitions and interpretation

1.1	Definitions In this Deed:

“Account Bank” means a bank or other financial institution with which a Bank Account is held.

“Authorisation” means a consent, permit, licence, approval or authorization of any governmental, judicial, regulatory or other authority of any Relevant Jurisdiction.

“Bank Account” means:

(a)	an account, if any, described in Schedule 2 (Bank Accounts);

(b)	any account that replaces an account described in Schedule 2 (Bank Accounts);

(c)	any account established after the date of this Deed which is designated as a Bank Account by the Chargor and the Chargee; and

(d)	any other account with a bank or financial institution which cannot be drawn on by the account holder in the ordinary course of its trading without the consent of the Chargee;

and “Bank Accounts” shall be construed accordingly.

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“Borrowers” means the Chargor and ECMOHO (Hong Kong) Limited collectively and “Borrower” means any of them and where the context requires includes their respective successors and assigns.

“Charge of Inventories” means (i) a first legal floating charge of Inventories (as therein defined) to be provided by the Chargor in favour of the Chargee as security for Secured Indebtedness and (ii) a first legal floating charge of Inventories (as therein defined) to be provided by ECMOHO (Hong Kong) Limited in favour of the Chargee as security for Secured Indebtedness.

“Charge over Bank Account (1)” means a first legal fixed and floating charge over Bank Account (as defined therein) to be provided by ECMOHO (Hong Kong) Limited in favour of the Chargee as security for Secured Indebtedness.

“Charge over Receivables” means (i) a first legal fixed and floating charge over the Receivables (as defined therein) to be provided by the Chargor in favour of the Chargee as security for Secured Indebtedness and (ii) a first legal fixed and floating charge over the Receivables (as defined therein) to be provided by ECMOHO (Hong Kong) Limited in favour of the Chargee as security for Secured Indebtedness.

“Chargee Security” means the Security created by this Deed and any other existing or future Security granted by the Chargor to the Chargee to secure the payment or other discharge of the Secured Indebtedness.

“Chargee Security Document” means a document creating or evidencing Chargee Security.

“Charged Assets” means the Fixed Charge Assets and the Floating Charge Assets.

“Credit Facility” means the revolving credit facility to the extent of USD25,000,000.00 to be provided by the Chargee to the Borrowers under the Facility Agreement.“Companies Ordinance” means the Companies Ordinance (Cap.622).

“CPO” means the Conveyancing and Property Ordinance (Cap.219).

“Deed” means this deed of charge over Bank Account including its amendments, supplements and replacements.

“Disposal” means any transfer or other disposal of an asset or of an interest in an asset, or the creation of any Right over an asset in favour of another person, but not the creation of Security.

“Enforcement Time” means any time at which an Event of Default has occurred and is continuing.

“Encumbrance” means:

(i)	any mortgage, charge, pledge, lien, encumbrance, hypothecation or other security interest or security arrangement of any kind;

(ii)	any arrangement whereby any rights are subordinated to any rights of any third party; and

(iii)	any contractual right of set-off.

“Event of Default” means any event specified as such in Clause 7.1 and “prospective Event of Default” means any event which with the giving of notice and/or the passage of time and/or the fulfillment of any other condition would be an Event of Default.

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“Facility Agreement” means the facility letter dated 18 October 2018 issued by the Chargee to the Borrowers relating to the Credit Facility and including its amendments, supplements and replacements;

“Finance Documents” means the Facility Agreement, this Deed, the Guarantees, the Charge Over Bank Account (1), the Charge of Inventories, the Charge over Receivables, Share Charges and all other securities and documents relating to the Credit Facility and “Finance Document” means any of them.

“Fixed Charge Assets” means those assets which are from time to time the subject of Clauses 3.2 (Fixed charge) or 3.4 (Conversion of floating charge).

“Floating Charge Assets” means those assets which are from time to time the subject of Clause 3.3 (Floating charge).

“Government” means the Government of Hong Kong.

“Guarantees” means collectively (i) the guarantee to be provided by ECMOHO (Hong Kong) Health Limited in favour of the Chargee as security for all liabilities due by the Borrowers to the Chargee to the extent of USD25,000,000.00 and interest, costs and expenses; and (ii) the guarantee to be provided by ECMOHO Limited in favour of the Chargee as security for all liabilities due by the Borrowers to the Chargee to the extent of USD25,000,000.00 and interest, costs and expenses.

“Hong Kong” means Hong Kong Special Administrative Region of the People’s Republic of China.

“Insolvency Event”, in relation to a person, means:

(a)	the dissolution, liquidation, provisional liquidation or receivership of that person or the entering into by that person of a voluntary arrangement or scheme of arrangement with creditors;

(b)	any analogous or similar procedure in any jurisdiction other than Hong Kong; or

(c)	any other form of procedure relating to insolvency, reorganization or dissolution in any jurisdiction.

“Obligations”, in relation to a person, means all obligations or liabilities of any kind of that person from time to time, whether they are:

(a)	to pay money or to perform (or not to perform) any other act;

(b)	express or implied;

(c)	present, future or contingent;

(d)	joint or several;

(e)	incurred as a principal or surety or in any other manner; or

(f)	originally owing to the person claiming performance or acquired by that person from someone else.

“Obligors” means all parties to the Finance Documents other than the Chargee and “Obligor” means any one of them.

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“Officer”, in relation to a person, means any officer, employee or agent of that person.

“Permitted Security” means any Security, if any, described in Schedule 3 (Permitted Security).

“Proceeds Account” means the Chargor’s account number [*] with the Chargee (which is one of the Bank Accounts) or such other account as the Chargee may from time to time specify.

“Receivables” means (1) all present and future book and other debts, revenues and other moneys due, owing, payable or incurred to, and claims of, the Chargor (whether actual or contingent), (2) benefit of any guarantees, indemnities or other assurances against financial loss or security and the proceeds of all policies of insurances affecting the same, (3) all things in action which may give rise to debts, revenues or claims and any related rights, including (without limitation) reservation of proprietary rights, rights of tracing and unpaid vendor’s liens and associated rights and (4) the benefit of all Rights relating to any of the foregoing.

“Receiver” means one or more receivers or managers appointed, or to be appointed, under this Deed.

“Registration Requirement” means a requirement of any Relevant Jurisdiction that this Deed be registered in order to ensure its validity, enforceability or admissibility in evidence.

“Relevant Jurisdiction” means any jurisdiction in which the Chargor is incorporated, registered, carries on business or owns any asset or whose laws apply in any way to the Chargor, its assets or its business.

“Right” means any right, privilege, power or immunity, or any interest or remedy, of any kind, whether it is personal or proprietary.

“Secured Indebtedness” means all moneys, obligations and liabilities whether actual or contingent now or hereafter due owing or incurred to the Chargee by any of the Obligors under Finance Documents in whatever currency denominated and whether alone or jointly and whether as principal or surely when the same are due and including all costs and expenses incurred by the Chargee relating thereto on a full indemnity basis.

“Security” means:

(a)	any mortgage, charge, pledge, lien, hypothecation, assignment by way of security, trust arrangement for the purpose of providing security or other security interest of any kind in any jurisdiction;

(b)

any proprietary interest over an asset, or any contractual arrangement in relation to an asset, in each case created in relation to any indebtedness and which has the same commercial effect as if security had been created over it; and

(c)	any right of set-off created by agreement.

“Share Charges” means (i) the first fixed legal charge of 9,393,800 Class B Ordinary Shares of ECMOHO Limited by Behealth Limited in favour of the Bank as security for Secured Indebtedness; and (ii) the first fixed legal charge of 9,393,800 Class B Ordinary Shares of ECMOHO Limited by Uhealth Limited in favour of the Bank as security for Secured Indebtedness.

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“Tax” means any form of taxation, levy, duty, charge, contribution or impost of whatever nature (including any applicable fine, penalty, surcharge or interest) imposed by any local, municipal, governmental, state, federal or other fiscal, revenue, customs and/or excise authority, body or official competent to impose the same.

“USD” means United States Dollar, the lawful currency of the United States of America.

1.2	Interpretation In this Deed:

(a)	the table of contents, the summary and the headings are inserted for convenience only and do not affect the interpretation of this Deed;

(b)	references to clauses and schedules are to clauses of, and schedules to, this Deed;

(c)	references to any document are to that document as from time to time amended, supplemented, restated, novated or replaced, however fundamentally;

(d)	references to a person include an individual, firm, company, corporation, unincorporated body of persons and any government entity;

(e)	references to a person include its successors in title, permitted assignees and permitted transferees;

(f)	words importing the plural include the singular and vice versa; and

(g)

references to any enactment include that enactment as amended or re-enacted; and, if an enactment is amended, any provision of this Deed which refers to that enactment will be amended in such manner as the Chargee, after consultation with the Chargor, determines to be necessary in order to preserve the intended effect of this Deed.

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1.3	Where this Deed imposes an obligation on the Chargor to do something if required or requested by the Chargee, it will do so as soon as practicable after it becomes aware of the requirement or request.

1.4	It is intended that this document takes effect as a deed even though the Chargee may only execute it under hand.

1.5	The provisions of any other document relating to any obligation of the Chargee to make further advances are deemed to be incorporated in this Deed.

1.6	Where a definition of a type of asset in Clause 1.1 (Definitions) contains a number of categories, each category will be construed as separate from each other category.

1.7	The expression “Chargor” and “Chargee” shall where the context permits include the respective successors and permitted assigns and any person deriving title under them.

SECURITY

2	Covenant to pay

The Chargor hereby covenants that it will on demand pay to the Chargee the Secured Indebtedness and discharge all moneys obligations and liabilities whether actual or contingent now or hereinafter due owing or incurred to the Chargee by the Obligors under the Finance Documents in whatever currency denominated and whether alone or jointly and in whatever style name or form and whether as principal or surety when the same are due including all costs and expenses incurred by the Chargee relating thereto on a full indemnify basis.

3	Charges and Assignments

3.1	Security for Secured Indebtedness

The charges and assignments contained in this Clause 3 are provided as security for the payment or other discharge of the Secured Indebtedness.

3.2	Fixed charge

The Chargor, as beneficial owner, charges to the Chargee, by way of first fixed charge, all of the Rights which it now has and all of the Rights which it obtains at any time in the future in the Bank Accounts and in any Rights accruing to, derived from or otherwise connected with them (including insurances and proceeds of Disposal and of insurances).

3.3	Floating charge

The Chargor, as beneficial owner, charges to the Chargee, by way of first floating charge, the assets which are from time to time the subject of Clause 3.2 (Fixed Charge) to the extent that they are not effectively charged by way of fixed charge under Clause 3.2 (Fixed charge).

3.4	Conversion of floating charge

The Chargee may convert all or part of the floating charge created by the Chargor under Clause 3.3 (Floating charge) into a fixed charge by giving notice to that effect to the Chargor and specifying the identity of the assets concerned. This may be done on one or more occasion, but only (a) during an Enforcement Time or (b) if the Chargee reasonably considers that its security over the assets concerned is in jeopardy and that it is necessary to do so to protect or preserve its security.

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3.5	Assignments

If requested by the Chargee to do so, the Chargor will execute an assignment of the Bank Accounts in such form as the Chargee may require and, without prejudice to Clause 6 (Perfection), take such steps as the Chargee may require to perfect such assignment.

4	Set-off

4.1	Set-off of matured Secured Obligation

(a)

The Chargee may set off any matured Secured Indebtedness due from the Chargor (to the extent beneficially owned by the Chargee) against any matured obligation owed by the Chargee to the Chargor, regardless of the place of payment, booking branch or currency of either obligation.

(b)	If the obligations are in different currencies, the Chargee may convert either obligation at a market rate of exchange in its usual course of trading for the purpose of the set-off.

4.2	Rights additional

The Rights created by Clause 4.1 (set-off of matured Secured Indebtedness) are in addition to the security conferred on the Chargee under this Deed.

5	Restrictions

5.1	Comply with restrictions

The Chargor will ensure that the restrictions contained in this Clause 5 are complied with unless the Chargee agrees to the contrary.

5.2	Negative pledge

No Security will exist over, or in relation to, any Charged Asset other than Permitted Security.

5.3	Restriction on disposal - Fixed Charge Assets

There will be no Disposal of any Fixed Charge Asset.

5.4	Restrictions on disposal - Floating Charge Assets

There will be no Disposal of any Floating Charge Asset otherwise than for market value in the ordinary course of trading of the Chargor.

6	Perfection

6.1	General action

(a)

The Chargor will, at its own expense, create all such Security, execute all such documents, give all such notices, effect all such registrations (whether at the Hong Kong Companies Registry, an asset registry or otherwise), deposit all such documents and do all such other things as the Chargee may require from time to time in order to:

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(i)

ensure that it has an effective first-ranking fixed charge over, or as the case may be assignment of, the Fixed Charge Assets, subject only to such Permitted Security as the Chargee has agreed should rank in priority;

(ii)	ensure that it has an effective first-ranking floating charge over the Floating Charge Assets, subject only to such Permitted Security as the Chargee has agreed should rank in priority; and

(iii)

facilitate the enforcement of the Chargee Security, the realisation of the Charged Assets or the exercise of any Rights held by the Chargee or any Receiver under or in connection with the Chargee Security.

(b)	The scope of Clause 6.1(a) (General Action) is not limited by the specific provisions of the rest of this Clause 6 or by any other provision of the Chargee Security Documents.

6.2	Bank Accounts

If, at any time, the Chargor has a Right in respect of a Bank Account, it will, on the date of this Deed (or, if it acquires the Right later, as soon as practicable after it does so):

(a)	deliver a notice of this Deed to the Account Bank in respect of such Bank Account substantially in the form set out in Schedule 4 (Notice and acknowledgement of charge) and

(b)	use its best endeavours to procure that such Account Bank delivers an acknowledgement of the notice to the Chargee substantially in the form set out in that Schedule as soon as reasonably practicable.

6.3	Subsequent security

If the Chargee receives notice that any Security has been created over the Charged Assets which the Finance Documents do not permit to rank in priority to the Chargee Security, the Chargee will be treated as if it had immediately opened a new account for the Chargor, and all payments received by the Chargee from the Chargor will be treated as if they had been credited to the new account and will not reduce the amount then due from the Chargor to the Chargee.

ENFORCEMENT

7	Enforcement

7.1	Each of the following events shall be an Event of Default:

(a)

any of the Borrowers makes default in the payment on the due date and in accordance with the terms and conditions under Facility Agreement of any principal or interest or other moneys outstanding and payable by any of them to the Chargee (whether demanded or not);

(b)	any of the Obligors make default in the payment on the due date and in accordance with the terms and conditions relating thereto under any Finance Documents in respect of money and other liabilities;

(c)	any representation, warranty or undertaking by the Chargor is not complied with or proves to have been or to be untrue or incorrect in any material respect when made or deemed to be made;

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(d)

any representation, warranty or undertaking by any of the Obligors under any Finance Documents is not complied with or proves to have been or to be untrue or incorrect in any material respect when made or deemed to be made;

(e)	any of the Borrowers does not comply with any of its covenants or obligations under the Facility Agreement in any material respect;

(f)	any of the Obligors does not comply with any of its covenants and obligation under any Finance Documents in any material respect;

(g)

a petition is presented or an order is made or an effective resolution is passed or analogous proceedings are taken for the winding up of any of the Borrowers or any Obligor, save for the purposes of an amalgamation, merger or reconstruction the terms whereof have previously been approved by the Chargee;

(h)

any of the Borrowers or any of the Obligors shall without the consent in writing of the Chargee stop payment to creditors when due nor within any originally applicable grace period or (if applicable) the Company or any of the Obligors shall (otherwise than for the purpose of such an amalgamation, merger or reconstruction as is referred to in Sub-Clause 7.1(g)) cease or threaten to cease to carry on its business or any substantial part thereof or shall be unable to pay its debts or disposes of the whole or a substantial part of its undertaking or assets;

(i)

there occurs a material adverse change in any of the Borrowers’ or any Obligor’s financial condition which would, in the reasonable opinion of the Chargee, prevent the Borrowers or any Obligor from performing in any material respect its obligations under this Deed or under any Finance Documents;

(j)

the Chargor purports or attempts to create any Encumbrance over all or any part of the Charged Assets or any third party asserts a reasonable and substantial claim in respect thereof (except as permitted under this Deed);

(k)

the security hereby created or under any Finance Documents or any part thereof fails or ceases for any reason to be in full force and effect or is terminated or jeopardised or becomes invalid or unenforceable or if there is any dispute regarding the same or if there is any purported termination of the same or it becomes impossible or unlawful for any of the Borrowers or any Obligor to perform any of its obligations hereunder or under any Finance Documents or for the Chargee to exercise all or any of its rights, powers and remedies hereunder or under any Finance Documents; and

(l)

a creditor takes possession of all or any part of the business or assets of any of the Borrowers or any Obligor or any execution or other legal process is enforced against the business or any asset of any of the Borrowers or any Obligor and is not discharged within fourteen (14) days.

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7.2	If an Event of Default has occurred and is continuing, the Chargee may:

(a)

declare the Secured Indebtedness, all loans and other moneys, obligations and liabilities hereby secured to be, whereupon they shall become, immediately due and payable without further demand, notice or other legal formality of any kind;

(b)	declare the Credit Facility to be terminated whereupon all obligations of the Chargee to make further advances to the Borrowers shall immediately cease;

(c)

demand that the Chargor to provide cash cover to the Chargee for all liabilities of the Borrowers to the Chargee, whereupon the Borrowers shall be under an immediate obligation to provide such cash cover; and

(d)

in its absolute discretion enforce all or any part of this security in any manner it sees fit or as the Chargee direct including but limited to the sale and disposal of the Inventories at any price which the Chargee may deem fit. The Company shall not have any right to claim against the Chargee in respect of any loss arising out of any sale pursuant to this Charge of Inventories in the absence of fraud, gross negligence or willful misconduct by the Chargee, however such loss may have been caused and whether or not a better price could or might have been obtained on the sale of any of the Inventories by either deferring or advancing the date of such sale or otherwise howsoever.

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7.3	Time for enforcement

The Chargee may enforce the Chargee Security at any time which is an Enforcement Time or if the Chargor requests it to do so.

7.4	Methods of enforcement

(a)	The Chargee may enforce the Chargee Security by:

(i)	appointing a Receiver of any asset of the Chargor;

(ii)

appropriating, going into possession of, receiving the benefit of or selling assets of the Chargor, giving notice to the Chargor or any other person in relation to any assets of the Chargor, exercising a right of set-off or in any other way it may decide;

(iii)

whether or not it has appointed a Receiver, exercising all or any of the powers, authorities and discretions given to mortgagees and receivers by the CPO as varied or extended by this Deed or otherwise conferred by law; or

(iv)	taking any other action it may decide in any jurisdiction other than Hong Kong.

(b)	A Receiver may be appointed by an instrument in writing executed as a deed or under hand by any Officer of the Chargee.

(c)	The appointment of a Receiver may be made subject to such limitations as are specified by the Chargee in the appointment.

(d)	If more than one person is appointed as a Receiver, each person will have power to act independently of any other, except to the extent that the Chargee may specify to the contrary in the appointment.

(e)	The Chargee may remove or replace any Receiver.

(f)

Any Receiver may be appointed Receiver of all of the Charged Assets or Receiver of a part of the Charged Assets specified in the appointment. In the latter case, the Rights conferred on a Receiver as set out in Schedule 5 (Powers of Chargee and Receiver) shall have effect as though every reference in that schedule to any Charged Assets were a reference to the part of those assets so specified or any part of those assets.

7.5	Powers on enforcement

(a)	A Receiver of the Chargor will have the following powers in respect of the Charged Assets:

(i)

the powers, rights, discretions, privileges and immunities given to a mortgagee or a receiver by any statute or ordinance (including the CPO to the extent applicable, but without any restrictions imposed on the power of sale or consolidation of mortgages, charges or other securities);

(ii)	the powers and rights set out in Schedule 5 (Powers of Chargee and Receiver);

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(iii)

the power to do, or omit to do, on behalf of the Chargor, anything which the Chargor itself could have done, or omitted to do, if the Charged Assets were not the subject of Security and the Chargor were not in insolvency proceedings; and

(iv)	all other powers (if any) conferred on receivers by law or otherwise,

and all of such powers and rights are exercisable without further notice.

(b)

The Chargee is not required to give any prior notice of non-payment or default to the Chargor before enforcing this Deed. There is no minimum period for which the Secured Indebtedness must remain due and unpaid before this Deed can be enforced and paragraph 11 of the Fourth Schedule to the CPO (and any similar provision under other laws) does not apply to this Deed.

(c)	Nothing done by or on behalf of the Chargee pursuant to this Deed shall render it liable to account as a mortgagee in possession for any sums other than actual receipts.

(d)	The Chargee will, if it enforces the Chargee Security itself, have the same powers as a Receiver in respect of the assets which are the subject of the enforcement.

(e)	Except to the extent provided by law, none of the powers described in this Clause 7 will be affected by an Insolvency Event in relation to the Chargor.

7.6	Status and remuneration of Receiver

(a)	A Receiver will be the agent of the Chargor until the Chargor goes into liquidation. A Receiver will have no authority to act as agent for the Chargee, even in the liquidation of the Chargor.

(b)	The Chargee may from time to time determine the remuneration of any Receiver.

7.7	Third parties

A person dealing with the Chargee or with a Receiver is entitled to assume, unless it has actual knowledge to the contrary, that:

(a)	those persons have the power to do those things which they are purporting to do; and

(b)	they are exercising their powers properly.

8	Application of proceeds

All money received by the Chargee or a Receiver under or in connection with the Finance Documents (whether during, or before, enforcement of the Chargee Security) will, subject to the rights of any persons having priority, be applied in the following order of priority:

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(a)

first, in or towards payment of all amounts payable to the Chargee, any Receiver or their Officers under Clause 13 (Expenses, liability and indemnity) and all remuneration due to any Receiver under or in connection with the Chargee Security;

(b)

secondly, in or towards payment of the Secured Indebtedness in such order as is required by the Finance Documents or, if there is no such requirement, as decided by the Chargee (and, if any of the Secured Indebtedness are not then payable, by payment into a suspense account until they become payable); and

(c)	thirdly, in payment of any surplus to the Chargor or other person entitled to it.

REPRESENTATIONS AND UNDERTAKINGS

9	Representations and warranties

9.1	Representations and warranties

The Chargor makes the representations and warranties set out in this Clause 9 to the Chargee on the date of this Deed.

(a)

Status: The Chargor is a corporation, duly incorporated and validly existing under the laws of its jurisdiction of incorporation. The Chargor has the power to own its assets and carry on its business as it is being conducted.

(b)

Binding obligations: The obligations expressed to be assumed by the Chargor in this Deed are legal, valid, binding and enforceable obligations and this Deed creates the security interests which it purports to create and those security interests are valid and effective.

(c)

Non-conflict with other obligations: The entry into and performance by the Chargor of, and the transactions contemplated by, this Deed and the granting of the Chargee Security do not and will not conflict with:

(i)	any law or regulation applicable to it;

(ii)	its constitutional documents; or

(iii)	any agreement or instrument binding upon it or any of its assets or constitute a default or termination event (however described) under any such agreement or instrument,

nor (except as provided in the Finance Documents) result in the existence of, or oblige the Chargor to create, any Security over any of its assets.

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(d)

Power and authority: The Chargor has the power to enter into, perform and deliver, and has taken all necessary action to authorise its entry into, performance and delivery of, this Deed and the transactions contemplated by this Deed. No limit on its powers will be exceeded as a result of the grant of Security contemplated by this Deed.

(e)	Validity and admissibility in evidence: All Authorisations required or desirable:

(i)	to enable the Chargor lawfully to enter into, exercise its rights and comply with its obligations in this Deed;

(ii)	to make this Deed admissible in evidence in the Relevant Jurisdictions; and

(iii)	to enable the Chargor to create the Security to be created by it pursuant to this Deed and to ensure that such Security has the priority and ranking contemplated by this Deed,

have been obtained or effected and are in full force and effect.

(f)

Registration requirements: Except for registration of particulars of this Deed at the Companies Registry in Hong Kong, it is not necessary to file, register or record this Deed in any public place or elsewhere.

(g)

Governing law and enforcement: The choice of Hong Kong law as the governing law of this Deed will be recognised and enforced in the Relevant Jurisdictions. Any judgment obtained in Hong Kong in relation to this Deed will be recognised and enforced in the Relevant Jurisdictions.

(h)

Deduction of Tax: It is not required under the law applicable where the Chargor is incorporated or resident or at the address specified in this Deed to make any deduction for or on account of Tax from any payment the Chargor may make under this Deed.

(i)

No filing or stamp taxes: Except for registration fees associated with the registration of this Deed in accordance with Clause 9.1(f) (Registration requirements), it is not necessary under the laws of any Relevant Jurisdiction that any stamp, registration, notarial or similar Taxes or fees be paid on or in relation to this Deed or the transactions contemplated by this Deed.

(j)	Ranking of Security. The Chargee Security has or will have first ranking priority and it is not subject to any prior ranking or pari passu ranking Security.

(k)	Legal and beneficial ownership:

(i)	The Chargor is the sole legal and beneficial owner of the Rights under the Bank Accounts;

(ii)	all the Charged Assets are beneficially owned by the Chargor.

(l)

Title to Charged Assets: The Chargor has good, valid and marketable title to, and all appropriate Authorisations to use, the Charged Assets and has full power and authority to grant the Chargee the Security over the Charged Assets created pursuant to this Deed and to execute, deliver and perform its obligations in accordance with the terms of this Deed without the consent or approval of any other person other than any consent or approval which has been obtained.

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(m)	Charged Assets: Each schedule which describes Charged Assets beneficially owned by the Chargor is a true, accurate and complete list of such assets so owned by the Chargor at the date of this Deed.

(n)	No Security: No Security exists over all or any of the Charged Assets other than a Permitted Security.

(o)

No disposal: The Chargor has not sold, transferred or otherwise disposed of, or agreed to sell, transfer or otherwise dispose of, all or any of its rights, title and interest in the Charged Assets or any part thereof.

9.2	Repetition

The representations and warranties in Clause 9.1 (Representations and warranties) shall be deemed to be repeated by the Chargor on each day until all the Secured Indebtedness have been paid or discharged in full, as if made with reference to the facts and circumstances existing on each such day.

10	Bank Accounts

10.1	Restrictions on alteration or waiver

(a)	The Chargor will not:

(i)	agree to close any Bank Account or agree to alter the terms applicable to any Bank Account; or

(ii)	waive its rights under a Bank Account,

without the consent of the Chargee.

(b)

The Chargee will give its consent under Clause 10.1(a) (Restrictions on alteration or waiver) if, in its reasonable opinion, any such alteration or waiver will not materially affect the effectiveness or value of its security over the Bank Account concerned.

10.2	Restriction on withdrawal from Bank Account

(a)	The Chargor will not make any withdrawal from any Bank Account except with the prior consent of the Chargee.

(b)	The Chargee will give its consent under Clause 10.2(a) (Restriction on withdrawal from Bank Account) if the withdrawal is permitted under any agreement binding the Chargee.

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11	General undertakings

11.1	Authorisations

(a)	The Chargor shall promptly:

(i)	obtain, comply with and do all that is necessary to maintain in full force and effect; and

(ii)

supply a certified copy to the Chargee of any Authorisation required under any law or regulation of a Relevant Jurisdiction to (A) enable it to perform its obligations under the this Deed, (B) ensure the legality, validity, enforceability or admissibility in evidence of this Deed or (C) carry on its business.

(b)	The Chargor shall promptly make the registrations and comply with the other requirements specified in Clause 9.1(f) (Registration requirements).

11.2	Maintain Charged Assets

The Chargor will take all steps as are necessary to preserve the value and marketability of its Charged Assets.

11.3	Notification of adverse effect

The Chargor will notify the Chargee as soon as it becomes aware of any matter which might reasonably be expected to have an adverse effect on the Rights of the Chargee under the Chargee Security. Those matters include a claim by any person to an interest in a Charged Asset.

11.4	Request for information

The Chargor will provide to the Chargee:

(a)	such information about the Charged Assets;

(b)	such information about the extent to which it has complied with its obligations under this Deed; and

(c)	copies of such documents which create, evidence or relate to its Charged Assets,

as the Chargee may from time to time reasonably request.

11.5	Receivables

The Chargor shall ensure all Receivables shall be paid into Proceeds Account.

11.6	Failure to comply with obligation

If the Chargor does not comply with its obligations under this Deed, the Chargee may do so on the Chargor’s behalf on such basis as the Chargee may reasonably decide. The Chargor will on demand indemnify the Chargee against the amount certified by the Chargee to be the cost, loss or liability suffered by it as a result of doing so.

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MISCELLANEOUS

12	Duration of the security

12.1	Continuing security

The Obligations of the Chargor under the Finance Documents and the security created by the Chargee Security will continue until the Secured Indebtedness have been irrevocably and unconditionally paid or discharged in full, regardless of any intermediate payment or discharge in whole or in part.

12.2	Reinstatement

If any discharge, release or arrangement (whether in respect of the obligations of the Chargor or any security for those obligations or otherwise) is made by the Chargee in whole or in part on the basis of any payment, security or other disposition which is avoided or must be restored in insolvency, liquidation, administration or otherwise, without limitation, then the liability of the Chargor under this Deed will continue or be reinstated as if the discharge, release or arrangement had not occurred.

12.3	Avoidance of payments

If the Chargee reasonably determines that there exists a reasonable possibility of the avoidance or invalidation of any payment or repayment of the Secured Indebtedness:

(a)	the Chargee shall be entitled to retain this Deed and not to release any of the Charged Assets from the Chargee Security; and

(b)

if so required by the Chargee (acting reasonably), the Chargor shall promptly provide the Chargee with any evidence (including, if required by the Chargee, a solvency report from the auditors of the Chargor in form and substance reasonably satisfactory to the Chargee) requested by the Chargee in order that it may determine whether or not at such time there exists such a possibility.

12.4	Retention of documents

If the Chargee does determine that there exists such a reasonable possibility it shall be entitled to retain this Deed and not release the Charged Assets for a period of one month plus the relevant statutory period after the Secured Indebtedness of the Chargor shall have been discharged in full. If at any time within such period an Insolvency Event occurs in relation to the Chargor or of any other person that has given or made any relevant assurance, security, guarantee or payment in respect of the discharge of those Secured Indebtedness the Chargee may continue to retain this Deed and not release the Charged Assets for and during such other period as the Chargee in its absolute discretion shall determine.

12.5	Final redemption

Subject, and without prejudice, to Clause 12.3 (Avoidance of payments), once the Chargee is satisfied that all the Secured Indebtedness have been discharged in full and that all facilities which might give rise to Secured Indebtedness have terminated, the Chargee shall at the request and cost of the Chargor execute and do all such deeds, acts and things as may be necessary to release or (as appropriate) re-assign the Charged Assets from the Chargee Security within fourteen (14) Business Days upon the request and at the cost of the Chargor. For the avoidance of doubt, the Facility Agreement shall be terminated upon the above release.

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13	Expenses, liability and indemnity

13.1	Costs and expenses

The Chargor will, on demand, pay all legal and other costs and expenses (including any stamp duty, registration or other similar taxes) incurred by the Chargee or by any Receiver in connection with the Chargee Security. This includes any costs and expenses relating to the enforcement or preservation of the Chargee Security or the Charged Assets and to any amendment, waiver, consent or release required in connection with the Chargee Security.

13.2	No liability or costs

Neither the Chargee nor a Receiver nor any of their Officers will be in any way liable or responsible to the Chargor for any loss or liability of any kind arising from any act or omission by it of any kind (whether as mortgagee in possession or otherwise) in relation to the Charged Assets or the Chargee Security, except to the extent caused by its gross negligence or wilful misconduct.

13.3	Indemnity to the Chargee

The Chargor will, on demand, indemnify each of the Chargee, a Receiver and their Officers in respect of all costs, expenses, losses or liabilities of any kind which it incurs or suffers in connection with:

(a)	the taking, holding, protection or enforcement of the Chargee Security,

(b)	any matter or thing done or omitted in any way in accordance with the terms of this Deed relating to the Charged Assets;

(c)	the exercise or purported exercise of any of the rights, powers, authorities, discretions and remedies conferred on it under the Chargee Security or by law;

(d)

a claim of any kind (whether relating to the environment or otherwise) made or asserted against it which would not have arisen but for the execution or enforcement of this Deed or if the Chargee Security had not been granted; or

(e)	any breach by any Obligor of the Finance Documents.

14	Payments

14.1	Payments in full

All payments by the Chargor under the Chargee Security Documents will be made in full, without any set-off or other deduction.

14.2	Gross up

If any Tax or other sum must be deducted from any amount payable by the Chargor under the Chargee Security Documents, the Chargor will pay such additional amounts as are necessary to ensure that the recipient receives a net amount equal to the full amount it would have received before such deductions.

14.3	Default interest

If the Chargor fails to make a payment under the Chargee Security Documents, it will pay interest to that person on the amount concerned at the Default Rate from the date it should have made the payment until the date of payment (after, as well as before, judgment).

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14.4	Currency indemnity

No payment by the Chargor (whether under a court order or otherwise) will discharge any Obligation of the Chargor unless and until the Chargee has received payment in full in the currency in which the Obligation is denominated. If, on conversion into that currency, the amount of the payment falls short of the amount of the Obligation concerned, the Chargee will have a separate cause of action against the Chargor for the shortfall.

14.5	Certificates and determinations

Any certification or determination by the Chargee of an amount payable by the Chargor under this Deed is, in the absence of manifest error, conclusive evidence of that amount.

15	Remedies

15.1	Rights additional

The Rights created by this Deed are in addition to any other Rights of the Chargee against the Chargor or any other security provider under any other documentation, the general law or otherwise. They will not merge with or limit those other Rights, and are not limited by them.

15.2	No waiver

No failure by the Chargee to exercise any Right under this Deed will operate as a waiver of that Right. Nor will a single or partial exercise of a Right by the Chargee preclude its further exercise.

15.3	Partial invalidity

If, at any time, any provision of this Deed is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of that provision in any other respect or under the law of any other jurisdiction will be affected or impaired in any way.

16	Power of attorney

The Chargor, by way of security, irrevocably appoints each of the Chargee and any Receiver severally to be its attorney:

(a)	to do anything which the Chargor is obliged to do under the Chargee Security Documents; and

(b)	to exercise any of the Rights conferred on the attorney by the Chargee Security Documents or by law.

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17	Notices

17.1	Service of Proceedings

(a)

Any notice, request, certificate, demand or other communication required to be given by any party hereto to the other parties hereto shall be in writing and shall be deemed to have been so given if addressed to the addressee at its address in Hong Kong herein mentioned or to such other address in Hong Kong as may have been notified in writing by such party to the other parties hereto in accordance with this Clause 17.1.

(b)

Any notice, request, certificate, demand or other communication delivered personally shall be deemed to have been given at the time of such delivery. Any notice, request, certificate, demand or other communication dispatched by letter postage prepaid shall be deemed to have been given forty eight (48) hours after posting. Any notice, request, certificate, demand or other communication sent by telex or facsimile transmission shall be deemed to have been given at the time of dispatch and any notice, request, certificate, demand or other communication sent by cable shall be deemed to have been given twenty four (24) hours after dispatch. Provided always that any notice, request, certificate, demand or other communication to be given by the Chargor to the Chargee shall only be effective upon actual receipt thereof by the Chargee (as the case may be).

(c)

Any legal process including any writ or originating summons or otherwise and any other summons or notice to be served on a party by the other party hereto in any legal proceeding or action in any court or tribunal shall be deemed to be sufficiently and duly served forty-eight (48) hours after having been left or sent by ordinary pre-paid post to the addressee’s registered office or usual place of business in Hong Kong and in proving service it shall be sufficient to prove that the legal process or summons or notice was properly addressed and posted or properly left (as the case may be) irrespective of whether the same is returned through the post undelivered to the addressee.

17.2	Administrative details

The initial administrative details of the parties are contained in Schedule 1 (Initial administrative details of the parties) but a party may amend its own details at any time by notice to the other party.

17.3	Delivery to registered office

Any notice to the Chargor may alternatively be sent to its registered office or to any of its places of business or to any of its directors or its company secretary; and it will be deemed to have been received when delivered to any such places or persons.

18	Counterparts

This Deed may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Deed.

19	Law and jurisdiction

19.1	Governing law

This Deed is governed by Hong Kong law.

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19.2	Jurisdiction of Hong Kong courts

(a)

The courts of Hong Kong have exclusive jurisdiction to settle any dispute arising out of or in connection with this Deed (including a dispute regarding the existence, validity or termination of this Deed) (a Dispute).

(b)	The parties agree that the courts of Hong Kong are the most appropriate and convenient courts to settle Disputes and, accordingly, that they will not argue to the contrary.

(c)

Clause 19.2(a)(Jurisdiction of Hong Kong counts) is for the benefit of the Chargee only. As a result, the Chargee will not be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Chargee may take concurrent proceedings in any number of jurisdictions.

19.3	Service of process

(a)

The Chargor irrevocably appoints any Hong Kong process agent identified as such on the execution page at its registered office from time to time to receive on the Chargor’s behalf process issued out of the Hong Kong courts in connection with this Deed.

(b)	Failure by the process agent to notify the Chargor of the process will not invalidate the proceedings.

(c)	If this appointment is terminated for any reason, the Chargor will appoint a replacement agent and will ensure that the new agent notifies the Chargee of its acceptance of appointment.

19.4	Waiver of immunities

The Chargor irrevocably waives, to the extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from:

(a)	suit;

(b)	jurisdiction of any court;

(c)	relief by way of injunction or order for specific performance or recovery of property;

(d)	attachment of its assets (whether before or after judgment); and

(e)

execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any proceedings in the courts of any jurisdiction (and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any immunity in any such proceedings).

20	Other matters

20.1

Legal Representation: The Parties acknowledge that Messrs. Li, Wong, Lam & W.I. Cheung acts as legal counsel of the Chargee only relating to this Deed. The Chargor will take separate legal advice as it sees fit.

21

20.2

Third Party Rights: Nothing contained herein is intended to grant to any third party any right to enforce any term hereof or to confer on any third party any right or benefit hereunder for the purposes of the Contracts (Rights of Third Parties) Ordinance and any enactment thereof and the application of the said Ordinance is expressly excluded.

This Deed has been executed as a deed, and it has been delivered on the date stated at the beginning of this Deed.

22

Schedule 1

Initial administrative details of the parties

Party	Address	Fax number	Attention
Chargor	Intershore Consult (BVI) Limited of Intershore Chamber, Wickham Cay 1, P.O. Box 4342, Road Town, Tortola, British Virgin Islands	***	Richard Wei

Chargee	16/F, K11 Atelier, Victoria Dockside, 18 Salisbury Road, Tsim Sha Tsui, Kowloon, Hong Kong	***	Nicolus Tseng

23

Schedule 2

Bank accounts

Bank	Account Holder	Account Name	Account Number
Taipei Fubon Commercial Bank Co., Ltd. HK Branch		Import It Corp.	***

Taipei Fubon Commercial Bank Co., Ltd. HK Branch		Import It Corp.	***

24

Schedule 3

Permitted Security

1	Chargee Security.

25

Schedule 4

Notice and acknowledgement of charge

Form of notice and acknowledgement of charge of Bank Accounts

To: [Account Bank]

Date: ●

Dear Sirs

Notice of Charge

1

We give you notice that, under a deed dated [*] entered into by us in favour of Taipei Fubon Commercial Bank Co., Ltd. (the Chargee), we have charged to the Chargee by way of first fixed charge all of our rights in our [reserve/ Current] account with you (no. [*]) (the Account).

2	We have agreed with the Chargee not to close the Account or to amend any of the terms applicable to the Account or waive any of our rights under the Account without the consent of the Chargee.

3	We instruct you:

(a)	to honour withdrawals from the Account if requested by the Chargee;

(b)	not to honour any withdrawals from the Account if requested by us, unless our instructions are countersigned by the Chargee; and

(c)

to disclose to the Chargee, without further approval from us, such information regarding the Account as the Chargee may from time to time request and to send it copies of all statements and other notices issued by you in connection with the Bank Account.

4	These instructions cannot be varied or terminated without the consent of the Chargee.

5	Please sign the enclosed acknowledgement and return it to the Chargee at [address] marked for the attention of [*].

Yours faithfully

[Name of Chargor]

By:

26

Acknowledgement of Charge

To: Taipei Fubon Commercial Bank Co., Ltd.

Date: [*]

Dear Sirs

1	We acknowledge receipt of the above notice.

2	We have not received notice that any other person has an interest in the Account.

3	We will comply with the instructions in the notice.

4	We will not, without the Chargee’s consent, permit any amount to be withdrawn from the Account.

5	We will not, without the Chargee’s consent, exercise any right of combination, consolidation or set-off which we may have in respect of the Account.

Yours faithfully

[Name of Account Bank]

By :

Date :

27

Schedule 5

Powers of Chargee and Receiver

The Chargee or any Receiver appointed pursuant to Clause 7 (Enforcement) shall have the right and power, either in his own name or in the name of the Chargor or otherwise and in such manner and upon such terms and conditions as the Chargee or the Receiver thinks fit, and either alone or jointly with any other person to:

1	Take possession: take possession of, and get in all or any of, the Charged Assets;

2

Borrow money: raise or borrow any money from or incur any other liability to the Chargee or others on such terms with or without security as the Chargee or the Receiver may think fit and so that any such security may be or include a charge on the whole or any part of the Charged Assets ranking in priority to this Deed or otherwise;

3

Dispose of assets: appropriate, sell by public auction or private contract, transfer, assign, exchange, hire out, lend or otherwise dispose of or deal with all or any of the Charged Assets (including any fixtures, which may be sold separately from any Land) or concur in so doing in such manner for such consideration and generally on such terms and conditions as the Chargee or the Receiver may think fit with full power to convey, sell, transfer, assign, exchange, hire out, lend or otherwise dispose of and so that covenants and contractual obligations may be granted and assumed in the name of and so as to bind the Chargor if the Chargee or the Receiver shall consider it necessary or expedient so to do; any such sale, transfer, assignment, exchange, hiring out, lending or disposition may be for cash, debentures or other obligations, shares, stock, securities or other valuable consideration and be payable immediately or by instalments spread over such period as the Chargee or the Receiver shall think fit and so that any consideration received or receivable shall ipso facto forthwith be and become charged with the payment of all the Secured Indebtedness;

4

Contracts: enter into any contract or arrangement in relation to the Charged Assets and perform, repudiate, rescind or vary any contract or arrangement to which the Chargor is a party in relation to the Charged Assets;

5

Legal proceedings: institute, continue, enforce, defend, settle or discontinue any actions, suits or proceedings in relation to the Charged Assets or any part thereof or submit to arbitration as the Chargee or the Receiver may think fit;

6

Right of ownership: exercise and do (or permit the Chargor or any nominee of it to exercise and do) all such rights and things as the Chargee or the Receiver would be capable of exercising or doing if it were the absolute beneficial owner of the Charged Assets and in particular, without limitation, exercise any rights of enforcing any Security by appropriation, entry into possession, foreclosure, sale or otherwise and to arrange for or provide all services which the Chargee or the Receiver may deem proper for the efficient management or use of the Charged Assets or the exercise of such rights;

7	Redemption of Security: redeem any Security (whether or not having priority to this Deed) over the Charged Assets and to settle the accounts of any person with an interest in the Charged Asset;

8

Spend Money: spend such sums as the Chargee or the Receiver may think fit in the exercise of any of the powers set out herein and the Chargor shall forthwith on demand repay the Chargee or the Receiver (as the case may be) all sums so spent together with interest on those sums at such rates as the Chargee or the Receiver may from time to time determine from the time they are paid or incurred and until repayment those sums (together with such interest) shall be secured by this Deed; and

28

9

Execute documents: sign any document, execute any deed (with authorisation to use the common seal for such purpose) and do all such other acts and things as may be considered by the Chargee or the Receiver to be incidental or conducive to any of the matters or powers aforesaid or to the realisation of the security created by or pursuant to this Deed and to use the name of the Chargor for all the purposes aforesaid.

29

EXECUTION PAGE

Chargor

IMPORT IT CORP.

The common seal of	)

the Chargor was affixed	)

in the presence of:	)

Director :

Name :

Director/Authorised Signatory : /s/ Qingchun Zeng

Name :

Process agent appointed under Clause 19.3

Name of Company:

Place of Incorporation: Hong Kong

Registered office:

Chargee

TAIPEI FUBON COMMERCIAL BANK, CO. LTD.

By:

Name :

[Execution Page]

EXECUTION PAGE

Chargor

IMPORT IT CORP.

The common seal of	)

the Chargor was affixed	)

in the presence of:	)

Director:

Name:

Director/Authorised Signatory: /s/ Qingchun Zeng

Name:

Process agent appointed under Clause 19.3

Name of Company:

Place of Incorporation: Hong Kong

Registered office:

Chargee

TAIPEI FUBON COMMERCIAL BANK, CO. LTD.

By: /s/ T. L. Peng

Name:

30

Dated 25 OCT 2018

ECMOHO (HONG KONG) LIMITED

as Chargor

and

TAIPEI FUBON COMMERCIAL BANK CO., LTD.

HONG KONG BRANCH

as Chargee

CHARGE OVER BANK ACCOUNT

Table of Contents

1	Definitions and interpretation	1

2	Covenant to pay	6

3	Charges and Assignments	6

4	Set-off	7

5	Restrictions	7

6	Perfection	8

7	Enforcement	9

8	Application of proceeds	13

9	Representations and warranties	13

10	Bank Accounts	15

11	General undertakings	l6

12	Duration of the security	17

13	Expenses, liability and indemnity	18

14	Payments	18

15	Remedies	19

16	Power of attorney	20

17	Notices	20

18	Counterparts	20

19	Law and jurisdiction	21

20	Other matters	22

Schedule 1 Initial administrative details of the parties		23

Schedule 2 Bank accounts		24

Schedule 3 Permitted Security		25

Schedule 4 Notice and acknowledgement of charge		26

Schedule 5 Powers of Chargee and Receiver		28

EXECUTION PAGE		30

CHARGE OVER BANK ACCOUNT

Date: 25 OCT 2018

PARTIES

(1)	Chargor :	ECMOHO (HONG KONG) LIMITED, registration no.: 2218839, a company incorporated under the laws of Hong Kong whose registered office is situated at Flat 9, 4/F, Beverley Commercial Centre, 87-105 Chatham Road South, Tsimshatsui, Kowloon, Hong Kong

(2)	Chargee :	TAIPEI FUBON COMMERCIAL BANK CO., LTD, whose principal place of business in Hong Kong is situated at 16/F, K11 Atelier, Victoria Dockside, 18 Salisbury Road, Tsim Sha Tsui, Kowloon, Hong Kong

IT IS AGREED as follows:

(A)

By a facility letter (“Facility Agreement”) dated 18 Oct 2018 issued by the Chargee to the Chargor and Import It Corp (collectively “the Borrowers”) and duly executed by them, the Chargee agreed to provide to the Borrowers revolving credit facility to the extent of
USD 25,000,000.00.

(B)

It is a condition (amongst others) of the Facility Agreement that a charge of the Bank Account (as hereinafter defined) be provided by the Chargor in favour of the Chargee as security for Secured Indebtedness (as hereinafter defined).

INTERPRETATION

1	Definitions and interpretation

1.1	Definitions In this Deed:

“Account Bank” means a bank or other financial institution with which a Bank Account is held.

“Authorisation” means a consent, permit, licence, approval or authorization of any governmental, judicial, regulatory or other authority of any Relevant Jurisdiction.

“Bank Account” means:

(a)	an account, if any, described in Schedule 2 (Bank Accounts);

(b)	any account that replaces an account described in Schedule 2 (Bank Accounts);

(c)	any account established after the date of this Deed which is designated as a Bank Account by the Chargor and the Chargee; and

(d)	any other account with a bank or financial institution which cannot be drawn on by the account holder in the ordinary course of its trading without the consent of the Chargee;

and “Bank Accounts” shall be construed accordingly.

“Borrowers” means the Chargor and Import It Corp collectively and “Borrower” means any of them and where the context requires includes their respective successors and assigns.

“Charge of Inventories” means (i) a first legal floating charge of Inventories (as therein defined) to be provided by the Chargor in favour of the Chargee as security for Secured Indebtedness and (ii) a first legal floating charge of Inventories (as therein defined) to be provided by Import It Corp in favour of the Chargee as security for Secured Indebtedness.

“Charge over Bank Account (2)” means a first legal fixed and floating charge over Bank Account (as defined therein) to be provided by Import It Corp in favour of the Chargee as security for Secured Indebtedness.

“Charge over Receivables” means (i) a first legal fixed and floating charge over the Receivables (as defined therein) to be provided by the Chargor in favour of the Chargee as security for Secured Indebtedness and (ii) a first legal fixed and floating charge over the Receivables (as defined therein) to be provided by Import It Corp in favour of the Chargee as security for Secured Indebtedness.

“Chargee Security” means the Security created by this Deed and any other existing or future Security granted by the Chargor to the Chargee to secure the payment or other discharge of the Secured Indebtedness.

“Chargee Security Document” means a document creating or evidencing Chargee Security.

“Charged Assets” means the Fixed Charge Assets and the Floating Charge Assets.

“Credit Facility” means the revolving credit facility to the extent of USD25,000,000.00 to be provided by the Chargee to the Borrowers under the Facility Agreement. “Companies Ordinance” means the Companies Ordinance (Cap.622).

“CPO” means the Conveyancing and Property Ordinance (Cap.219).

“Deed” means this deed of charge over Bank Account including its amendments, supplements and replacements. “Disposal” means any transfer or other disposal of an asset or of an interest in an asset, or the creation of any Right over an asset in favour of another person, but not the creation of Security.

“Enforcement Time” means any time at which an Event of Default has occurred and is continuing.

“Encumbrance” means:

(i)	any mortgage, charge, pledge, lien, encumbrance, hypothecation or other security interest or security arrangement of any kind;

(ii)	any arrangement whereby any rights are subordinated to any rights of any third party; and

(iii)	any contractual right of set-off.

“Event of Default” means any event specified as such in Clause 7.1 and “prospective Event of Default” means any event which with the giving of notice and/or the passage of time and/or the fulfillment of any other condition would be an Event of Default.

“Facility Agreement” means the facility letter dated 25 OCT 2018 issued by the Chargee to the Borrowers relating to the Credit Facility and including its amendments, supplements and replacements;

“Finance Documents” means the Facility Agreement, this Deed, the Guarantees, the Charge Over Bank Account (2), the Charge of Inventories, the Charge over Receivables, Share Charges and all other securities and documents relating to the Credit Facility and “Finance Document” means any of them.

“Fixed Charge Assets” means those assets which are from time to time the subject of Clauses 3.2 (Fixed charge) or 3.4 (Conversion of floating charge).

“Floating Charge Assets” means those assets which are from time to time the subject of Clause 3.3 (Floating charge).

“Government” means the Government of Hong Kong.

“Guarantees” means collectively (i) the guarantee to be provided by ECMOHO (Hong Kong) Health Technology Limited in favour of the Chargee as security for all liabilities due by the Borrowers to the Chargee to the extent of USD25,000,000.00 and interest, costs and expenses; and (ii) the guarantee to be provided by ECMOHO Limited in favour of the Chargee as security for all liabilities due by the Borrowers to the Chargee to the extent of USD25,000,000.00 and interest, costs and expenses.

“Hong Kong” means Hong Kong Special Administrative Region of the People’s Republic of China.

“Insolvency Event”, in relation to a person, means:

(a)	the dissolution, liquidation, provisional liquidation or receivership of that person or the entering into by that person of a voluntary arrangement or scheme of arrangement with creditors;

(b)	any analogous or similar procedure in any jurisdiction other than Hong Kong; or

(c)	any other form of procedure relating to insolvency, reorganization or dissolution in any jurisdiction.

“Obligations”, in relation to a person, means all obligations or liabilities of any kind of that person from time to time, whether they are:

(a)	to pay money or to perform (or not to perform) any other act;

(b)	express or implied;

(c)	present, future or contingent;

(d)	joint or several;

(e)	incurred as a principal or surety or in any other manner; or

(f)	originally owing to the person claiming performance or acquired by that person from someone else.

“Obligors” means all parties to the Finance Documents other than the Chargee and “Obligor” means any one of them.

“Officer”, in relation to a person, means any officer, employee or agent of that person.

“Permitted Security” means any Security, if any, described in Schedule 3 (Permitted Security).

“Proceeds Account” means the Chargor’s account number [*] with the Chargee (which is one of the Bank Accounts) or such other account as the Chargee may from time to time specify.

“Receivables” means (1) all present and future book and other debts, revenues and other moneys due, owing, payable or incurred to, and claims of, the Chargor (whether actual or contingent), (2) benefit of any guarantees, indemnities or other assurances against financial loss or security and the proceeds of all policies of insurances affecting the same, (3) all things in action which may give rise to debts, revenues or claims and any related rights, including (without limitation) reservation of proprietary rights, rights of tracing and unpaid vendor’s liens and associated rights and (4) the benefit of all Rights relating to any of the foregoing.

“Receiver” means one or more receivers or managers appointed, or to be appointed, under this Deed.

“Registration Requirement” means a requirement of any Relevant Jurisdiction that this Deed be registered in order to ensure its validity, enforceability or admissibility in evidence.

“Relevant Jurisdiction” means any jurisdiction in which the Chargor is incorporated, registered, carries on business or owns any asset or whose laws apply in any way to the Chargor, its assets or its business.

“Right” means any right, privilege, power or immunity, or any interest or remedy, of any kind, whether it is personal or proprietary.

“Secured Indebtedness” means all moneys, obligations and liabilities whether actual or contingent now or hereafter due owing or incurred to the Chargee by any of the Obligors under Finance Documents in whatever currency denominated and whether alone or jointly and whether as principal or surely when the same are due and including all costs and expenses incurred by the Chargee relating thereto on a full indemnity basis.

“Security” means:

(a)	any mortgage, charge, pledge, lien, hypothecation, assignment by way of security, trust arrangement for the purpose of providing security or other security interest of any kind in any jurisdiction;

(b)

any proprietary interest over an asset, or any contractual arrangement in relation to an asset, in each case created in relation to any indebtedness and which has the same commercial effect as if security had been created over it; and

(c)	any right of set-off created by agreement.

“Share Charges” means (i) the first fixed legal charge of 18,787,600 Class B Ordinary Shares of ECMOHO Limited held by Behealth Limited in favour of the Bank as security for Secured Indebtedness; and (ii) the first fixed legal charge of 18,787,600 Class B Ordinary Shares of ECMOHO Limited held by Uhealth Limited in favour of the Bank as security for Secured Indebtedness.

“Tax” means any form of taxation, levy, duty, charge, contribution or impost of whatever nature (including any applicable fine, penalty, surcharge or interest) imposed by any local, municipal, governmental, state, federal or other fiscal, revenue, customs and/or excise authority, body or official competent to impose the same.

“USD” means United States Dollar, the lawful currency of the United States of America.

1.2	Interpretation In this Deed:

(a)	the table of contents, the summary and the headings are inserted for convenience only and do not affect the interpretation of this Deed;

(b)	references to clauses and schedules are to clauses of, and schedules to, this Deed;

(c)	references to any document are to that document as from time to time amended, supplemented, restated, novated or replaced, however fundamentally;

(d)	references to a person include an individual, firm, company, corporation, unincorporated body of persons and any government entity;

(e)	references to a person include its successors in title, permitted assignees and permitted transferees;

(f)	words importing the plural include the singular and vice versa; and

(g)

references to any enactment include that enactment as amended or re-enacted; and, if an enactment is amended, any provision of this Deed which refers to that enactment will be amended in such manner as the Chargee, after consultation with the Chargor, determines to be necessary in order to preserve the intended effect of this Deed.

1.3	Where this Deed imposes an obligation on the Chargor to do something if required or requested by the Chargee, it will do so as soon as practicable after it becomes aware of the requirement or request.

1.4	It is intended that this document takes effect as a deed even though the Chargee may only execute it under hand.

1.5	The provisions of any other document relating to any obligation of the Chargee to make further advances are deemed to be incorporated in this Deed.

1.6	Where a definition of a type of asset in Clause 1.1 (Definitions) contains a number of categories, each category will be construed as separate from each other category.

1.7	The expression “Chargor” and “Chargee” shall where the context permits include the respective successors and permitted assigns and any person deriving title under them.

SECURITY

2	Covenant to pay

The Chargor hereby covenants that it will on demand pay to the Chargee the Secured Indebtedness and discharge all moneys obligations and liabilities whether actual or contingent now or hereinafter due owing or incurred to the Chargee by the Obligors under the Finance Documents in whatever currency denominated and whether alone or jointly and in whatever style name or form and whether as principal or surety when the same are due including all costs and expenses incurred by the Chargee relating thereto on a full indemnify basis.

3	Charges and Assignments

3.1	Security for Secured Indebtedness

The charges and assignments contained in this Clause 3 are provided as security for the payment or other discharge of the Secured Indebtedness.

3.2	Fixed charge

The Chargor, as beneficial owner, charges to the Chargee, by way of first fixed charge, all of the Rights which it now has and all of the Rights which it obtains at any time in the future in the Bank Accounts and in any Rights accruing to, derived from or otherwise connected with them (including insurances and proceeds of Disposal and of insurances).

3.3	Floating charge

The Chargor, as beneficial owner, charges to the Chargee, by way of first floating charge, the assets which are from time to time the subject of Clause 3.2 (Fixed Charge) to the extent that they are not effectively charged by way of fixed charge under Clause 3.2 (Fixed charge).

3.4	Conversion of floating charge

The Chargee may convert all or part of the floating charge created by the Chargor under Clause 3.3 (Floating charge) into a fixed charge by giving notice to that effect to the Chargor and specifying the identity of the assets concerned. This may be done on one or more occasion, but only (a) during an Enforcement Time or (b) if the Chargee reasonably considers that its security over the assets concerned is in jeopardy and that it is necessary to do so to protect or preserve its security.

3.5	Assignments

If requested by the Chargee to do so, the Chargor will execute an assignment of the Bank Accounts in such form as the Chargee may require and, without prejudice to Clause 6 (Perfection), take such steps as the Chargee may require to perfect such assignment.

4	Set-off

4.1	Set-off of matured Secured Obligation

(a)

The Chargee may set off any matured Secured Indebtedness due from the Chargor (to the extent beneficially owned by the Chargee) against any matured obligation owed by the Chargee to the Chargor, regardless of the place of payment, booking branch or currency of either obligation.

(b)	If the obligations are in different currencies, the Chargee may convert either obligation at a market rate of exchange in its usual course of trading for the purpose of the set-off.

4.2	Rights additional

The Rights created by Clause 4.1 (set-off of matured Secured Indebtedness) are in addition to the security conferred on the Chargee under this Deed.

5	Restrictions

5.1	Comply with restrictions

The Chargor will ensure that the restrictions contained in this Clause 5 are complied with unless the Chargee agrees to the contrary.

5.2	Negative pledge

No Security will exist over, or in relation to, any Charged Asset other than Permitted Security.

5.3	Restriction on disposal - Fixed Charge Assets

There will be no Disposal of any Fixed Charge Asset.

5.4	Restrictions on disposal - Floating Charge Assets

There will be no Disposal of any Floating Charge Asset otherwise than for market value in the ordinary course of trading of the Chargor.

6	Perfection

6.1	General action

(a)

The Chargor will, at its own expense, create all such Security, execute all such documents, give all such notices, effect all such registrations (whether at the Hong Kong Companies Registry, an asset registry or otherwise), deposit all such documents and do all such other things as the Chargee may require from time to time in order to:

(i)

ensure that it has an effective first-ranking fixed charge over, or as the case may be assignment of, the Fixed Charge Assets, subject only to such Permitted Security as the Chargee has agreed should rank in priority;

(ii)	ensure that it has an effective first-ranking floating charge over the Floating Charge Assets, subject only to such Permitted Security as the Chargee has agreed should rank in priority; and

(iii)

facilitate the enforcement of the Chargee Security, the realisation of the Charged Assets or the exercise of any Rights held by the Chargee or any Receiver under or in connection with the Chargee Security.

(b)	The scope of Clause 6.1(a) (General Action) is not limited by the specific provisions of the rest of this Clause 6 or by any other provision of the Chargee Security Documents.

6.2	Bank Accounts

If, at any time, the Chargor has a Right in respect of a Bank Account, it will, on the date of this Deed (or, if it acquires the Right later, as soon as practicable after it does so):

(a)	deliver a notice of this Deed to the Account Bank in respect of such Bank Account substantially in the form set out in Schedule 4 (Notice and acknowledgement of charge) and

(b)	use its best endeavours to procure that such Account Bank delivers an acknowledgement of the notice to the Chargee substantially in the form set out in that Schedule as soon as reasonably practicable.

6.3	Subsequent security

If the Chargee receives notice that any Security has been created over the Charged Assets which the Finance Documents do not permit to rank in priority to the Chargee Security, the Chargee will be treated as if it had immediately opened a new account for the Chargor, and all payments received by the Chargee from the Chargor will be treated as if they had been credited to the new account and will not reduce the amount then due from the Chargor to the Chargee.

ENFORCEMENT

7	Enforcement

7.1	Each of the following events shall be an Event of Default:

(a)

any of the Borrowers makes default in the payment on the due date and in accordance with the terms and conditions under Facility Agreement of any principal or interest or other moneys outstanding and payable by any of them to the Chargee (whether demanded or not); or

(b)	any of the Obligors make default in the payment on the due date and in accordance with the terms and conditions relating thereto under any Finance Documents in respect of money and other liabilities;

(c)	any representation, warranty or undertaking by the Chargor is not complied with or proves to have been or to be untrue or incorrect;

(d)	any representation, warranty or undertaking by any of the Obligors under any Finance Documents is not complied with or proves to have been or to be untrue or incorrect;

(e)	any of the Borrowers does not comply with any of its covenants or obligations under the Facility Agreement;

(f)	any of the Obligors does not comply with any of its covenants and obligation under any Finance Documents;

(g)

a petition is presented or an order is made or an effective resolution is passed or analogous proceedings are taken for the winding up of any of the Borrowers or any Obligor, save for the purposes of an amalgamation, merger or reconstruction the terms whereof have previously been approved by the Chargee;

(h)

any of the Borrowers or any of the Obligors shall without the consent in writing of the Chargee stop payment to creditors generally or (if applicable) the Company or any of the Obligors shall (otherwise than for the purpose of such an amalgamation, merger or reconstruction as is referred to in Sub-Clause 7.1(g)) cease or threaten to cease to carry on its business or any substantial part thereof or shall be unable to pay its debts or disposes the whole or a substantial part of its undertaking or assets;

(i)

there occurs a material adverse change in any of the Borrowers’ or any Obligor’s financial condition which would, in the reasonable opinion of the Chargee, prevent the Borrowers or any Obligor from performing in any material respect its obligations under this Deed or under any Finance Documents;

(j)

the Chargor purports or attempts to create any Encumbrance over all or any part of the Charged Assets or any third party asserts a reasonable and substantial claim in respect thereof (except as permitted under this Deed);

(k)

the security hereby created or under any Finance Documents or any part thereof fails or ceases for any reason to be in full force and effect or is terminated or jeopardised or becomes invalid or unenforceable or if there is any dispute regarding the same or if there is any purported termination of the same or it becomes impossible or unlawful for any of the Borrowers or any Obligor to perform any of its obligations hereunder or under any Finance Documents or for the Chargee to exercise all or any of its rights, powers and remedies hereunder or under any Finance Documents; and

(I)

a creditor takes possession of all or any part of the business or assets of any of the Borrowers or any Obligor or any execution or other legal process is enforced against the business or any asset of any of the Borrowers or any Obligor and is not discharged within seven (7) days.

7.2	If an Event of Default has occurred, the Chargee may:

(a)

declare the Secured Indebtedness, all loans and other moneys, obligations and liabilities hereby secured to be, whereupon they shall become, immediately due and payable without further demand, notice or other legal formality of any kind;

(b)	declare the Credit Facility to be terminated whereupon all obligations of the Chargee to make further advances to the Borrowers shall immediately cease; and

(c)

demand that the Company to provide cash cover to the Chargee for all liabilities of the Borrowers to the Chargee, whereupon the Borrowers shall be under an immediate obligation to provide such cash cover.

7.3	Time for enforcement

The Chargee may enforce the Chargee Security at any time which is an Enforcement Time or if the Chargor requests it to do so.

7.4	Methods of enforcement

(a)	The Chargee may enforce the Chargee Security by:

(i)	appointing a Receiver of any asset of the Chargor;

(ii)

appropriating, going into possession of, receiving the benefit of or selling assets of the Chargor, giving notice to the Chargor or any other person in relation to any assets of the Chargor, exercising a right of set-off or in any other way it may decide;

(iii)

whether or not it has appointed a Receiver, exercising all or any of the powers, authorities and discretions given to mortgagees and receivers by the CPO as varied or extended by this Deed or otherwise conferred by law; or

(iv)	taking any other action it may decide in any jurisdiction other than Hong Kong.

(b)	A Receiver may be appointed by an instrument in writing executed as a deed or under hand by any Officer of the Chargee.

(c)	The appointment of a Receiver may be made subject to such limitations as are specified by the Chargee in the appointment.

(d)	If more than one person is appointed as a Receiver, each person will have power to act independently of any other, except to the extent that the Chargee may specify to the contrary in the appointment.

(e)	The Chargee may remove or replace any Receiver.

(f)

Any Receiver may be appointed Receiver of all of the Charged Assets or Receiver of a part of the Charged Assets specified in the appointment, In the latter case, the Rights conferred on a Receiver as set out in Schedule 5 (Powers of Chargee and Receiver) shall have effect as though every reference in that schedule to any Charged Assets were a reference to the part of those assets so specified or any part of those assets.

7.5	Powers on enforcement

(a)	A Receiver of the Chargor will have the following powers in respect of the Charged Assets:

(i)

the powers, rights, discretions, privileges and immunities given to a mortgagee or a receiver by any statute or ordinance (including the CPO to the extent applicable, but without any restrictions imposed on the power of sale or consolidation of mortgages, charges or other securities);

(ii)	the powers and rights set out in Schedule 5 (Powers of Chargee and Receiver);

(iii)

the power to do, or omit to do, on behalf of the Chargor, anything which the Chargor itself could have done, or omitted to do, if the Charged Assets were not the subject of Security and the Chargor were not in insolvency proceedings; and

(iv)	all other powers (if any) conferred on receivers by law or otherwise,

and all of such powers and rights are exercisable without further notice.

(b)

The Chargee is not required to give any prior notice of non-payment or default to the Chargor before enforcing this Deed. There is no minimum period for which the Secured Indebtedness must remain due and unpaid before this Deed can be enforced and paragraph 11 of the Fourth Schedule to the CPO (and any similar provision under other laws) does not apply to this Deed.

(c)	Nothing done by or on behalf of the Chargee pursuant to this Deed shall render it liable to account as a mortgagee in possession for any sums other than actual receipts.

(d)	The Chargee will, if it enforces the Chargee Security itself, have the same powers as a Receiver in respect of the assets which are the subject of the enforcement.

(e)	Except to the extent provided by law, none of the powers described in this Clause 7 will be affected by an Insolvency Event in relation to the Chargor.

7.6	Status and remuneration of Receiver

(a)	A Receiver will be the agent of the Chargor until the Chargor goes into liquidation. A Receiver will have no authority to act as agent for the Chargee, even in the liquidation of the Chargor.

(b)	The Chargee may from time to time determine the remuneration of any Receiver.

7.7	Third parties

A person dealing with the Chargee or with a Receiver is entitled to assume, unless it has actual knowledge to the contrary, that:

(a)	those persons have the power to do those things which they are purporting to do; and

(b)	they are exercising their powers properly.

8	Application of proceeds

All money received by the Chargee or a Receiver under or in connection with the Finance Documents (whether during, or before, enforcement of the Chargee Security) will, subject to the rights of any persons having priority, be applied in the following order of priority:

(a)

first, in or towards payment of all amounts payable to the Chargee, any Receiver or their Officers under Clause 13 (Expenses, liability and indemnity) and all remuneration due to any Receiver under or in connection with the Chargee Security;

(b)

secondly, in or towards payment of the Secured Indebtedness in such order as is required by the Finance Documents or, if there is no such requirement, as decided by the Chargee (and, if any of the Secured Indebtedness are not then payable, by payment into a suspense account until they become payable); and

(c)	thirdly, in payment of any surplus to the Chargor or other person entitled to it.

REPRESENTATIONS AND UNDERTAKINGS

9	Representations and warranties

9.1	Representations and warranties

The Chargor makes the representations and warranties set out in this Clause 9 to the Chargee on the date of this Deed.

(a)

Status: The Chargor is a corporation, duly incorporated and validly existing under the laws of its jurisdiction of incorporation. The Chargor has the power to own its assets and carry on its business as it is being conducted.

(b)

Binding obligations: The obligations expressed to be assumed by the Chargor in this Deed are legal, valid, binding and enforceable obligations and this Deed creates the security interests which it purports to create and those security interests are valid and effective.

(c)

Non-conflict with other obligations: The entry into and performance by the Chargor of, and the transactions contemplated by, this Deed and the granting of the Chargee Security do not and will not conflict with:

(i)	any law or regulation applicable to it;

(ii)	its constitutional documents; or

(iii)	any agreement or instrument binding upon it or any of its assets or constitute a default or termination event (however described) under any such agreement or instrument,

nor (except as provided in the Finance Documents) result in the existence of, or oblige the Chargor to create, any Security over any of its assets.

(d)

Power and authority: The Chargor has the power to enter into, perform and deliver, and has taken all necessary action to authorise its entry into, performance and delivery of, this Deed and the transactions contemplated by this Deed. No limit on its powers will be exceeded as a result of the grant of Security contemplated by this Deed.

(e)	Validity and admissibility in evidence: All Authorisations required or desirable:

(i)	to enable the Chargor lawfully to enter into, exercise its rights and comply with its obligations in this Deed;

(ii)	to make this Deed admissible in evidence in the Relevant Jurisdictions; and

(iii)	to enable the Chargor to create the Security to be created by it pursuant to this Deed and to ensure that such Security has the priority and ranking contemplated by this Deed,

have been obtained or effected and are in full force and effect.

(f)

Registration requirements: Except for registration of particulars of this Deed at the Companies Registry in Hong Kong, it is not necessary to file, register or record this Deed in any public place or elsewhere.

(g)

Governing law and enforcement: The choice of Hong Kong law as the governing law of this Deed will be recognised and enforced in the Relevant Jurisdictions. Any judgment obtained in Hong Kong in relation to this Deed will be recognised and enforced in the Relevant Jurisdictions.

(h)

Deduction of Tax: It is not required under the law applicable where the Chargor is incorporated or resident or at the address specified in this Deed to make any deduction for or on account of Tax from any payment the Chargor may make under this Deed.

(i)

No filing or stamp taxes: Except for registration fees associated with the registration of this Deed in accordance with Clause 9.1(f) (Registration requirements), it is not necessary under the laws of any Relevant Jurisdiction that any stamp, registration, notarial or similar Taxes or fees be paid on or in relation to this Deed or the transactions contemplated by this Deed.

(j)	Ranking of Security. The Chargee Security has or will have first ranking priority and it is not subject to any prior ranking or pari passu ranking Security.

(k)	Legal and beneficial ownership:

(i)	The Chargor is the sole legal and beneficial owner of the Rights under the Bank Accounts;

(ii)	all the Charged Assets are beneficially owned by the Chargor.

(l)

Title to Charged Assets: The Chargor has good, valid and marketable title to, and all appropriate Authorisations to use, the Charged Assets and has full power and authority to grant the Chargee the Security over the Charged Assets created pursuant to this Deed and to execute, deliver and perform its obligations in accordance with the terms of this Deed without the consent or approval of any other person other than any consent or approval which has been obtained.

(m)	Charged Assets: Each schedule which describes Charged Assets beneficially owned by the Chargor is a true, accurate and complete list of such assets so owned by the Chargor at the date of this Deed.

(n)	No Security: No Security exists over all or any of the Charged Assets other than a Permitted Security.

(o)

No disposal: The Chargor has not sold, transferred or otherwise disposed of, or agreed to sell, transfer or otherwise dispose of, all or any of its rights, title and interest in the Charged Assets or any part thereof.

9.2	Repetition

The representations and warranties in Clause 9.1 (Representations and warranties) shall be deemed to be repeated by the Chargor on each day until all the Secured Indebtedness have been paid or discharged in full, as if made with reference to the facts and circumstances existing on each such day.

10	Bank Accounts

10.1	Restrictions on alteration or waiver

(a)	The Chargor will not:

(i)	agree to close any Bank Account or agree to alter the terms applicable to any Bank Account; or

(ii)	waive its rights under a Bank Account,

without the consent of the Chargee.

(b)

The Chargee will give its consent under Clause 10.1(a) (Restrictions on alteration or waiver) if, in its reasonable opinion, any such alteration or waiver will not materially affect the effectiveness or value of its security over the Bank Account concerned.

10.2	Restriction on withdrawal from Bank Account

(a)	The Chargor will not make any withdrawal from any Bank Account except with the prior consent of the Chargee.

(b)	The Chargee will give its consent under Clause 10.2(a) (Restriction on withdrawal from Bank Account) if the withdrawal is permitted under any agreement binding the Chargee.

11	General undertakings

11.1	Authorisations

(a)	The Chargor shall promptly:

(i)	obtain, comply with and do all that is necessary to maintain in full force and effect; and

(ii)

supply a certified copy to the Chargee of any Authorisation required under any law or regulation of a Relevant Jurisdiction to (A) enable it to perform its obligations under the this Deed, (B) ensure the legality, validity, enforceability or admissibility in evidence of this Deed or (C) carry on its business.

(b)	The Chargor shall promptly make the registrations and comply with the other requirements specified in Clause 9.1(f) (Registration requirements).

11.2	Maintain Charged Assets

The Chargor will take all steps as are necessary to preserve the value and marketability of its Charged Assets.

11.3	Notification of adverse effect

The Chargor will notify the Chargee as soon as it becomes aware of any matter which might reasonably be expected to have an adverse effect on the Rights of the Chargee under the Chargee Security. Those matters include a claim by any person to an interest in a Charged Asset.

11.4	Request for information

The Chargor will provide to the Chargee:

(a)	such information about the Charged Assets;

(b)	such information about the extent to which it has complied with its obligations under this Deed; and

(c)	copies of such documents which create, evidence or relate to its Charged Assets,

as the Chargee may from time to time reasonably request.

11.5	Receivables

The Chargor shall ensure all Receivables shall be paid into Proceeds Account.

11.6	Failure to comply with obligation

If the Chargor does not comply with its obligations under this Deed, the Chargee may do so on the Chargor’s behalf on such basis as the Chargee may reasonably decide. The Chargor will on demand indemnify the Chargee against the amount certified by the Chargee to be the cost, loss or liability suffered by it as a result of doing so.

MISCELLANEOUS

12	Duration of the security

12.1	Continuing security

The Obligations of the Chargor under the Finance Documents and the security created by the Chargee Security will continue until the Secured Indebtedness have been irrevocably and unconditionally paid or discharged in full, regardless of any intermediate payment or discharge in whole or in part.

12.2	Reinstatement

If any discharge, release or arrangement (whether in respect of the obligations of the Chargor or any security for those obligations or otherwise) is made by the Chargee in whole or in part on the basis of any payment, security or other disposition which is avoided or must be restored in insolvency, liquidation, administration or otherwise, without limitation, then the liability of the Chargor under this Deed will continue or be reinstated as if the discharge, release or arrangement had not occurred.

12.3	Avoidance of payments

If the Chargee reasonably determines that there exists a reasonable possibility of the avoidance or invalidation of any payment or repayment of the Secured Indebtedness:

(a)	the Chargee shall be entitled to retain this Deed and not to release any of the Charged Assets from the Chargee Security; and

(b)

if so required by the Chargee (acting reasonably), the Chargor shall promptly provide the Chargee with any evidence (including, if required by the Chargee, a solvency report from the auditors of the Chargor in form and substance reasonably satisfactory to the Chargee) requested by the Chargee in order that it may determine whether or not at such time there exists such a possibility.

12.4	Retention of documents

If the Chargee does determine that there exists such a reasonable possibility it shall be entitled to retain this Deed and not release the Charged Assets for a period of one month plus the relevant statutory period after the Secured Indebtedness of the Chargor shall have been discharged in full. If at any time within such period an Insolvency Event occurs in relation to the Chargor or of any other person that has given or made any relevant assurance, security, guarantee or payment in respect of the discharge of those Secured Indebtedness the Chargee may continue to retain this Deed and not release the Charged Assets for and during such other period as the Chargee in its absolute discretion shall determine.

12.5	Final redemption

Subject, and without prejudice, to Clause 12.3 (Avoidance of payments), once the Chargee is satisfied that all the Secured Indebtedness have been discharged in full and that all facilities which might give rise to Secured Indebtedness have terminated, the Chargee shall at the request and cost of the Chargor execute and do all such deeds, acts and things as may be necessary to release or (as appropriate) re-assign the Charged Assets from the Chargee Security.

13	Expenses, liability and indemnity

13.1	Costs and expenses

The Chargor will, on demand, pay all legal and other costs and expenses (including any stamp duty, registration or other similar taxes) incurred by the Chargee or by any Receiver in connection with the Chargee Security. This includes any costs and expenses relating to the enforcement or preservation of the Chargee Security or the Charged Assets and to any amendment, waiver, consent or release required in connection with the Chargee Security.

13.2	No liability or costs

Neither the Chargee nor a Receiver nor any of their Officers will be in any way liable or responsible to the Chargor for any loss or liability of any kind arising from any act or omission by it of any kind (whether as mortgagee in possession or otherwise) in relation to the Charged Assets or the Chargee Security, except to the extent caused by its gross negligence or wilful misconduct.

13.3	Indemnity to the Chargee

The Chargor will, on demand, indemnify each of the Chargee, a Receiver and their Officers in respect of all costs, expenses, losses or liabilities of any kind which it incurs or suffers in connection with:

(a)	the taking, holding, protection or enforcement of the Chargee Security,

(b)	any matter or thing done or omitted in any way in accordance with the terms of this Deed relating to the Charged Assets;

(c)	the exercise or purported exercise of any of the rights, powers, authorities, discretions and remedies conferred on it under the Chargee Security or by law;

(d)

a claim of any kind (whether relating to the environment or otherwise) made or asserted against it which would not have arisen but for the execution or enforcement of this Deed or if the Chargee Security had not been granted; or

(e)	any breach by any Obligor of the Finance Documents.

14	Payments

14.1	Payments in full

All payments by the Chargor under the Chargee Security Documents will be made in full, without any set-off or other deduction.

14.2	Gross up

If any Tax or other sum must be deducted from any amount payable by the Chargor under the Chargee Security Documents, the Chargor will pay such additional amounts as are necessary to ensure that the recipient receives a net amount equal to the full amount it would have received before such deductions.

14.3	Default interest

If the Chargor fails to make a payment under the Chargee Security Documents, it will pay interest to that person on the amount concerned at the Default Rate from the date it should have made the payment until the date of payment (after, as well as before, judgment).

14.4	Currency indemnity

No payment by the Chargor (whether under a court order or otherwise) will discharge any Obligation of the Chargor unless and until the Chargee has received payment in full in the currency in which the Obligation is denominated. If, on conversion into that currency, the amount of the payment falls short of the amount of the Obligation concerned, the Chargee will have a separate cause of action against the Chargor for the shortfall.

14.5	Certificates and determinations

Any certification or determination by the Chargee of an amount payable by the Chargor under this Deed is, in the absence of manifest error, conclusive evidence of that amount.

15	Remedies

15.1	Rights additional

The Rights created by this Deed are in addition to any other Rights of the Chargee against the Chargor or any other security provider under any other documentation, the general law or otherwise. They will not merge with or limit those other Rights, and are not limited by them.

15.2	No waiver

No failure by the Chargee to exercise any Right under this Deed will operate as a waiver of that Right. Nor will a single or partial exercise of a Right by the Chargee preclude its further exercise.

15.3	Partial invalidity

If, at any time, any provision of this Deed is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of that provision in any other respect or under the law of any other jurisdiction will be affected or impaired in any way.

16	Power of attorney

The Chargor, by way of security, irrevocably appoints each of the Chargee and any Receiver severally to be its attorney:

(a)	to do anything which the Chargor is obliged to do under the Chargee Security Documents; and

(b)	to exercise any of the Rights conferred on the attorney by the Chargee Security Documents or by law.

17	Notices

17.1	Service of Proceedings

(a)

Any notice, request, certificate, demand or other communication required to be given by any party hereto to the other parties hereto shall be in writing and shall be deemed to have been so given if addressed to the addressee at its address in Hong Kong herein mentioned or to such other address in Hong Kong as may have been notified in writing by such party to the other parties hereto in accordance with this Clause 17.1.

(b)

Any notice, request, certificate, demand or other communication delivered personally shall be deemed to have been given at the time of such delivery. Any notice, request, certificate, demand or other communication dispatched by letter postage prepaid shall be deemed to have been given forty eight (48) hours after posting. Any notice, request, certificate, demand or other communication sent by telex or facsimile transmission shall be deemed to have been given at the time of dispatch and any notice, request, certificate, demand or other communication sent by cable shall be deemed to have been given twenty four (24) hours after dispatch. Provided always that any notice, request, certificate, demand or other communication to be given by the Chargor to the Chargee shall only be effective upon actual receipt thereof by the Chargee (as the case may be).

(c)

Any legal process including any writ or originating summons or otherwise and any other summons or notice to be served on a party by the other party hereto in any legal proceeding or action in any court or tribunal shall be deemed to be sufficiently and duly served forty-eight (48) hours after having been left or sent by ordinary pre-paid post to the addressee’s registered office or usual place of business in Hong Kong and in proving service it shall be sufficient to prove that the legal process or summons or notice was properly addressed and posted or properly left (as the case may be) irrespective of whether the same is returned through the post undelivered to the addressee.

17.2	Administrative details

The initial administrative details of the parties are contained in Schedule 1 (Initial administrative details of the parties) but a party may amend its own details at any time by notice to the other party.

17.3	Delivery to registered office

Any notice to the Chargor may alternatively be sent to its registered office or to any of its places of business or to any of its directors or its company secretary; and it will be deemed to have been received when delivered to any such places or persons.

18	Counterparts

This Deed may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Deed.

19	Law and jurisdiction

19.1	Governing law

This Deed is governed by Hong Kong law.

19.2	Jurisdiction of Hong Kong courts

(a)

The courts of Hong Kong have exclusive jurisdiction to settle any dispute arising out of or in connection with this Deed (including a dispute regarding the existence, validity or termination of this Deed) (a Dispute).

(b)	The parties agree that the courts of Hong Kong are the most appropriate and convenient courts to settle Disputes and, accordingly, that they will not argue to the contrary.

(c)

Clause 19.2(a)(Jurisdiction of Hong Kong counts) is for the benefit of the Chargee only. As a result, the Chargee will not be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Chargee may take concurrent proceedings in any number of jurisdictions.

19.3	Service of process

(a)

The Chargor irrevocably appoints any Hong Kong process agent identified as such on the execution page at its registered office from time to time to receive on the Chargor’s behalf process issued out of the Hong Kong courts in connection with this Deed.

(b)	Failure by the process agent to notify the Chargor of the process will not invalidate the proceedings.

(c)	If this appointment is terminated for any reason, the Chargor will appoint a replacement agent and will ensure that the new agent notifies the Chargee of its acceptance of appointment.

19.4	Waiver of immunities

The Chargor irrevocably waives, to the extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from:

(a)	suit;

(b)	jurisdiction of any court;

(c)	relief by way of injunction or order for specific performance or recovery of property;

(d)	attachment of its assets (whether before or after judgment); and

(e)

execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any proceedings in the courts of any jurisdiction (and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any immunity in any such proceedings).

20.	Other matters

20.1

Legal Representation: The Parties acknowledge that Messrs. Li, Wong, Lam & W.I. Cheung acts as legal counsel of the Chargee only relating to this Deed. The Chargor will take separate legal advice as it sees fit.

20.2

Third Party Rights: Nothing contained herein is intended to grant to any third party any right to enforce any term hereof or to confer on any third party any right or benefit hereunder for the purposes of the Contracts (Rights of Third Parties) Ordinance and any enactment thereof and the application of the said Ordinance is expressly excluded.

This Deed has been executed as a deed, and it has been delivered on the date stated at the beginning of this Deed.

Schedule 1

Initial administrative details of the parties

Party	Address	Fax number	Attention
Chargor	Flat 9, 4/F, Beverley Commercial Centre, 87-105 Chatham Road South, Tsimshatsui, Kowloon, Hong Kong	[***]	[Richard Wei]

Chargee	16/F, K11 Atelier, Victoria Dockside, 18 Salisbury Road, Tsim Sha Tsui, Kowloon, Hong Kong	[***]	[Nicolus Tseng]

Schedule 2

Bank accounts

Bank	Account Holder	Account Name	Account Number
Taipei Fubon Commercial Bank Co., Ltd. HK Branch		ECMOHO (HONG KONG) LIMITED	***

Taipei Fubon Commercial Bank Co., Ltd. HK Branch		ECMOHO (HONG KONG) LIMITED	***

Schedule 3

Permitted Security

1	Chargee Security.

Schedule 4

Notice and acknowledgement of charge

Form of notice and acknowledgement of charge of Bank Accounts

To: [Account Bank]

Date: •

Dear Sirs

Notice of Charge

1

We give you notice that, under a deed dated [*] entered into by us in favour of Taipei Fubon Commercial Bank Co., Ltd. (the Chargee), we have charged to the Chargee by way of first fixed charge all of our rights in our [reserve/ Current] account with you (no. [                         ]) (the Account).

2	We have agreed with the Chargee not to close the Account or to amend any of the terms applicable to the Account or waive any of our rights under the Account without the consent of the Chargee.

3	We instruct you:

(a)	to honour withdrawals from the Account if requested by the Chargee;

(b)	not to honour any withdrawals from the Account if requested by us, unless our instructions are countersigned by the Chargee; and

(c)

to disclose to the Chargee, without further approval from us, such information regarding the Account as the Chargee may from time to time request and to send it copies of all statements and other notices issued by you in connection with the Bank Account.

4	These instructions cannot be varied or terminated without the consent of the Chargee.

5	Please sign the enclosed acknowledgement and return it to the Chargee at [address] marked for the attention of [*].

Yours faithfully

[Name of Chargor]

By:

Acknowledgement of Charge

To: Taipei Fubon Commercial Bank Co., Ltd.

Date: [*]

Dear Sirs

1	We acknowledge receipt of the above notice.

2	We have not received notice that any other person has an interest in the Account.

3	We will comply with the instructions in the notice.

4	We will not, without the Chargee’s consent, permit any amount to be withdrawn from the Account.

5	We will not, without the Chargee’s consent, exercise any right of combination, consolidation or set-off which we may have in respect of the Account.

Yours faithfully

[Name of Account Bank]

By :

Date :

Schedule 5

Powers of Chargee and Receiver

The Chargee or any Receiver appointed pursuant to Clause 7 (Enforcement) shall have the right and power, either in his own name or in the name of the Charger or otherwise and in such manner and upon such terms and conditions as the Chargee or the Receiver thinks fit, and either alone or jointly with any other person to:

1	Take possession: take possession of, and get in all or any of, the Charged Assets;

2

Borrow money: raise or borrow any money from or incur any other liability to the Chargee or others on such terms with or without security as the Chargee or the Receiver may think fit and so that any such security may be or include a charge on the whole or any part of the Charged Assets ranking in priority to this Deed or otherwise;

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Dispose of assets: appropriate, sell by public auction or private contract, transfer, assign, exchange, hire out, lend or otherwise dispose of or deal with all or any of the Charged Assets (including any fixtures, which may be sold separately from any Land) or concur in so doing in such manner for such consideration and generally on such terms and conditions as the Chargee or the Receiver may think fit with full power to convey, sell, transfer, assign, exchange, hire out, lend or otherwise dispose of and so that covenants and contractual obligations may be granted and assumed in the name of and so as to bind the Chargor if the Chargee or the Receiver shall consider it necessary or expedient so to do; any such sale, transfer, assignment, exchange, hiring out, lending or disposition may be for cash, debentures or other obligations, shares, stock, securities or other valuable consideration and be payable immediately or by instalments spread over such period as the Chargee or the Receiver shall think fit and so that any consideration received or receivable shall ipso facto forthwith be and become charged with the payment of all the Secured Indebtedness;

4

Contracts: enter into any contract or arrangement in relation to the Charged Assets and perform, repudiate, rescind or vary any contract or arrangement to which the Charger is a party in relation to the Charged Assets;

5

Legal proceedings: institute, continue, enforce, defend, settle or discontinue any actions, suits or proceedings in relation to the Charged Assets or any part thereof or submit to arbitration as the Chargee or the Receiver may think fit;

6

Right of ownership: exercise and do (or permit the Chargor or any nominee of it to exercise and do) all such rights and things as the Chargee or the Receiver would be capable of exercising or doing if it were the absolute beneficial owner of the Charged Assets and in particular, without limitation, exercise any rights of enforcing any Security by appropriation, entry into possession, foreclosure, sale or otherwise and to arrange for or provide all services which the Chargee or the Receiver may deem proper for the efficient management or use of the Charged Assets or the exercise of such rights;

7	Redemption of Security: redeem any Security (whether or not having priority to this Deed) over the Charged Assets and to settle the accounts of any person with an interest in the Charged Asset;

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Spend Money: spend such sums as the Chargee or the Receiver may think fit in the exercise of any of the powers set out herein and the Chargor shall forthwith on demand repay the Chargee or the Receiver (as the case may be) all sums so spent together with interest on those sums at such rates as the Chargee or the Receiver may from time to time determine from the time they are paid or incurred and until repayment those sums (together with such interest) shall be secured by this Deed; and

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Execute documents: sign any document, execute any deed (with authorisation to use the common seal for such purpose) and do all such other acts and things as may be considered by the Chargee or the Receiver to be incidental or conducive to any of the matters or powers aforesaid or to the realisation of the security created by or pursuant to this Deed and to use the name of the Chargor for all the purposes aforesaid.

EXECUTION PAGE

Chargor

ECMOHO (HONG KONG) LIMITED

The common seal of	)

the Chargor was affixed	)

in the presence of:	)

Director : /s/ Zeng Qingchun

Name : ZENG QINGCHUN

Director/Authorised Signatory : /s/ Zeng Qingchun

Name : ZENG QINGCHUN

Chargee

TAIPEI FUBON COMMERCIAL BANK, CO. LTD.

By: /s/ Ming-Jen Yeng

Name : Ming-Jen Yeng

Execution Version

THIS SUPPLEMENTAL DEED is made on 23 November 2018

PARTIES

(1)

ECMOHO (Hong Kong) Limited, a Chargor incorporated under the laws of Hong Kong whose registered office is situated at Flat 9, 4/F, Beverley Commercial Centre, 87-105 Chatham Road South, Tsimshatsui, Kowloon, Hong Kong (“the Chargor” or the “Company”); and

(2)

Taipei Fubon Commercial Chargee Co., Ltd., Hong Kong Branch whose principal place of business in Hong Kong is situated at 16/F, K11 Atelier, Victoria Dockside, 18 Salisbury Road, Tsim Sha Tsui, Kowloon, Hong Kong (“the Chargee” or the “Bank”).

Each a “Party” and collectively, the “Parties”.

WHEREAS:

(A)

By a facility letter (“Facility Agreement”) dated 18 October 2018 issued by the Bank to the Company and Import it Corp (collectively the “Borrowers”) and duly executed by them, the Bank agreed to provide to the Borrowers revolving credit facility to the extent of USD25,000,000.00.

(B)

It is a condition (amongst others) of the Facility Agreement that a charge over Bank Account (the “Charge over Bank Account”) be provided by the Chargor in favour of the Chargee as security for Secured Indebtedness (as defined in the Charge over Bank Account). On 25 October 2018, the Parties has entered into the Charge over Bank Account.

(C)	The Parties agree to enter into this Supplemental Deed to vary the Charge over Bank Account as set out herein.

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WHEREBY IT IS AGREED as follows:

1.	DEFINITIONS

In this Supplemental Deed, unless the context otherwise requires or unless this Supplemental Deed expressly otherwise provides, all words and expressions as defined in the Charge over Bank Account shall have the same meanings when used or referred to herein.

2.	AMENDMENT AND VARIATION TO THE AGREEMENT

The Parties hereby agree to the following amendments and variations to the Supplemental Deed:

(A)	The definition of Share Charge shall be deleted in its entirety and be replaced with the following new definition of Share Charge:

“Share Charges” means (i) the first fixed legal charge of 9,393,800 Class B Ordinary Shares of ECMOHO Limited by Behealth Limited in favour of the Chargee as security for Secured Indebtedness; and (ii) the first fixed legal charge of 9,393,800 Class B Ordinary Shares of ECMOHO Limited by Uhealth Limited in favour of the Chargee as security for Secured Indebtedness.”

(B)	Clause 7.1 of the Charge over Bank Account shall be deleted in its entirety and be replaced with the following new Clause 7.1:

“Each of the following events shall be an Event of Default:-

(a)

any of the Borrowers makes default in the payment on the due date and in accordance with the terms and conditions under Facility Agreement of any principal or interest or other moneys outstanding and payable by any of them to the Chargee (whether demanded or not);

(b)	any of the Obligors make default in the payment on the due date and in accordance with the terms and conditions relating thereto under any Finance Documents in respect of money and other liabilities;

(c)	any representation, warranty or undertaking by the Chargor is not complied with or proves to have been or to be untrue or incorrect in any material respect when made or deemed to be made;

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(d)

any representation, warranty or undertaking by any of the Obligors under any Finance Documents is not complied with or proves to have been or to be untrue or incorrect in any material respect when made or deemed to be made;

(e)	any of the Borrowers does not comply with any of its covenants or obligations under the Facility Agreement in any material respect;

(f)	any of the Obligors does not comply with any of its covenants and obligation under any Finance Documents in any material respect;

(g)

a petition is presented or an order is made or an effective resolution is passed or analogous proceedings are taken for the winding up of any of the Borrowers or any Obligor, save for the purposes of an amalgamation, merger or reconstruction the terms whereof have previously been approved by the Chargee;

(h)

any of the Borrowers or any of the Obligors shall without the consent in writing of the Chargee stop payment to creditor when due nor within any originally applicable grace period or (if applicable) the Company or any of the Obligors shall (otherwise than for the purpose of such an amalgamation, merger or reconstruction as is referred to in Sub-Clause 7.1(g)) cease or threaten to cease to carry on its business or any substantial part thereof or shall be unable to pay its debts or disposes of the whole or a substantial part of its undertaking or assets;

(i)

there occurs a material adverse change in any of the Borrowers’ or any Obligor’s financial condition which would, in the reasonable opinion of the Chargee, prevent the Borrowers or any Obligor from performing in any material respect its obligations under this Deed or under any Finance Documents;

(j)

the Chargor purports or attempts to create any Encumbrance over all or any part of the Charged Assets or any third party asserts a reasonable and substantial claim in respect thereof (except as permitted under this Deed);

(k)

the security hereby created or under any Finance Documents or any part thereof fails or ceases for any reason to be in full force and effect or is terminated or jeopardised or becomes invalid or unenforceable or if there is any dispute regarding the same or if there is any purported termination of the same or it becomes impossible or unlawful for any of the Borrowers or any Obligor to perform any of its obligations hereunder or under any Finance Documents or for the Chargee to exercise all or any of its rights, powers and remedies hereunder or under any Finance Documents; and

(l)

a creditor takes possession of all or any part of the business or assets of any of the Borrowers or any Obligor or any execution or other legal process is enforced against the business or any asset of any of the Borrowers or any Obligor and is not discharged within fourteen (14) days.

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(C)	Clause 7.2 of the Charge over Bank Account shall be deleted in its entirety and be replaced with the following new Clause 7.2:

“If an Event of Default has occurred and is continuing, the Chargee may:

(a)

declare the Secured Indebtedness, all loans and other moneys, obligations and liabilities hereby secured to be, whereupon they shall become, immediately due and payable without further demand, notice or other legal formality of any kind;

(b)	declare the Credit Facility to be terminated whereupon all obligations of the Chargee to make further advances to the Chargor shall immediately cease;

(c)

demand that the Chargor to provide cash cover to the Chargee for all liabilities of the Chargor to the Chargee, whereupon the Borrowers shall be under an immediate obligation to provide such cash cover; and

(d)

in its absolute discretion enforce all or any part of this security in any manner it sees fit or as the Chargee direct including but limited to the sale and disposal of the Inventories at any price which the Chargee may deem fit. The Company shall not have any right to claim against the Chargee in respect of any loss arising out of any sale pursuant to this Charge of Inventories in the absence of fraud, gross negligence or willful misconduct by the Chargee, however such loss may have been caused and whether or not a better price could or might have been obtained on the sale of any of the Inventories by either deferring or advancing the date of such sale or otherwise howsoever.

(D)	Clause 12.5 of the Charge over Bank Account shall be deleted in its entirety and be replaced with the following new Clause 12.5:

“12.5 Final Redemption.

Subject, and without prejudice, to Clause 12.3 (Avoidance of payments), once the Chargee is satisfied that all the Secured Indebtedness have been discharged in full and that all facilities which might give rise to Secured Indebtedness have terminated, the Chargee shall at the request and cost of the Chargor execute and do all such deeds, acts and things as may be necessary to release or (as appropriate) re-assign the Charged Assets from the Chargee Security within fourteen (14) Business Days upon the request and at the cost of the Chargor. For the avoidance of doubt, the Facility Agreement shall be terminated upon the above release.

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3.	EFFECT OF THIS SUPPLEMENTAL AGREEMENT

3.1

This Supplemental Deed is and shall be construed as supplemental to the Charge over Bank Account, and the Charge over Bank Account and this Supplemental Deed shall be read and construed as one document and references to “this Charge over Bank Account “ in the Charge over Bank Account and shall be construed accordingly.

3.2

Save as expressly amended or varied herein, the other terms and conditions of the Charge over Bank Account (which have not been amended or varied by this Supplemental Deed) shall remain to be valid, subsisting and enforceable between the Parties.

4.	GENERAL

This Agreement shall be governed by and construed in accordance with the laws of Hong Kong and the parties irrevocably submit to the non-exclusive jurisdiction of the courts of Hong Kong.

Remainder of the page intentionally left blank

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IN WITNESS whereof this Deed has been duly executed the day and year first above written.

SEALED with the COMMON SEAL of the Chargor and SIGNED by duly authorized by the Board of Directors, in the presence of :-	) ) ) ) )	/s/ Qingchun Zeng

[Signature Page]

DATE:    23rd day of November 2018

ECMOHO (Hong Kong) Limited

to

Taipei Fubon Commercial Chargee Co., Ltd.

*********************************************

SUPPLEMENTAL DEED

to

CHARGE OVER BANK ACCOUNT

*********************************************

LI, WONG, LAM & W.I. CHEUNG

SOLICITORS & NOTARIES

22/F., INFINITUS PLAZA,

199 DES VOEUX ROAD CENTRAL,

HONG KONG

Ref. : 033/93398/18/COMM/B/033/147

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